                                                                       EXHIBIT 2

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION  RIGHTS AGREEMENT (this "Agreement" ) is made and entered into as of October 24, 2006 among Home Properties,  Inc., a Maryland corporation
(the  "Company"),  Home  Properties,  L.P., a New York limited  partnership (the
"Operating Partnership"), and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER
& SMITH  INCORPORATED  and BEAR,  STEARNS & CO. INC., as the initial  purchasers
(the  "Initial  Purchasers")  named in Schedule A to the Purchase  Agreement (as defined below).

     This Agreement is made pursuant to the Purchase Agreement dated October 18,
2006 (the "Purchase Agreement") among the Operating Partnership, the Company and the Initial  Purchasers,  which  provides for,  among other things,  the sale of
4.125%  Exchangeable  Senior  Notes  Due 2026  (the  "Notes")  of the  Operating
Partnership. The Company has fully and unconditionally guaranteed the payment of principal and interest on the Notes.

     In order to  induce  the  Initial  Purchasers  to enter  into the  Purchase
Agreement, the Company has agreed to provide to the Initial Purchasers and their respective direct and indirect  transferees the registration rights set forth in this Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

1.   Definitions.
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     Capitalized terms used herein without  definition shall have the respective meanings ascribed to them in the Purchase Agreement.  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Additional Interest" has the meaning set forth in Section 2(e) hereof.

     "Advice"  has the  meaning  set forth in the last  paragraph  of  Section 3 hereof.

     "Affiliate"  has the same  meaning  as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Automatic Shelf  Registration  Statement"  means a Registration  Statement filed by a Well-Known Seasoned Issuer,  which shall become effective upon filing thereof pursuant to General Instruction I.D of Form S-3.

     "Business Day" means any day other than a Saturday,  a Sunday,  or a day on which banking  institutions  in New York, New York are authorized or required by law or executive order to remain closed.

     "Common Stock" means shares of Common Stock of the Company, par value $0.01 per share, issuable upon exchange of the Notes.

     "Company"  has the meaning set forth in the preamble to this  Agreement and also includes the Company's successors and permitted assigns.

     "Effective  Date" means the date the initial Shelf  Registration  Statement becomes  effective  or,  in  the  case  of  designation  of an  Automatic  Shelf
Registration  Statement  as  the  Shelf  Registration  Statement,   the  date  a
Prospectus is first made available thereunder for use by the Holders.

     "Effectiveness  Deadline" means (i) for purposes of Section 2(a)(i) hereof, the 180th day following  the Issue Date,  (ii) for purposes of the filing of any post-effective  amendment  pursuant to Section  2(a)(iii)  hereof,  the 30th day after the  obligation  to make such  filing  arises,  (iii) for  purposes of the filing of any Shelf Registration Statement pursuant to Section 2(a)(iii) hereof, the 60th day  after the  obligation  to make such  filing  arises,  and (iv) for purposes  of any filing  made  pursuant to Section  2(a)(iv)  hereof,  the tenth
Business Day after the obligation to make such filing arises.

     "Effectiveness  Period"  has the  meaning  set  forth in  Section  2(a)(iv)
hereof.

     "Exchange Act" means the  Securities  Exchange Act of 1934, as amended from time to time.

     "Filing  Deadline" means (i) for purposes of Section  2(a)(i)  hereof,  the
210th day  following  the Issue Date,  (ii) for  purposes  of Section  2(a)(iii)
hereof,  the tenth  Business Day after the date of receipt by the Company of the information  specified  therein (or, if a Suspension Period is then in effect or initiated  within  five  Business  Days  following  the date of  receipt of such information,  the  tenth  Business  Day  following  the end of  such  Suspension
Period),  and (iii) for purposes of Section 2(a)(iv) hereof,  the tenth Business
Day after the cessation of  effectiveness  of any Shelf  Registration  Statement
(or, if a Suspension  Period is then in effect or initiated within five Business
Days following the date of receipt of such  information,  the tenth Business Day following the end of such Suspension Period).

     "Guarantee" has the meaning set forth in the preamble to this Agreement.

     "Holder"  means  each  Initial  Purchaser,  for so  long  as  such  Initial
Purchaser owns any Registrable Securities,  and each of such Initial Purchaser's respective  successors,  assigns and direct and indirect  transferees who become registered owners of Registrable Securities.

     "Indenture"  means the Indenture dated as of October 24, 2006, by and among the Operating  Partnership,  the Company and the Trustee,  pursuant to which the
Notes are being issued,  and in accordance with which shares of Common Stock may be  issued,  as the same  may be  amended,  supplemented,  waived  or  otherwise modified from time to time in accordance with the terms thereof.

     "Initial  Purchasers"  has the  meaning  set forth in the  preamble to this
Agreement.

     "Inspectors" has the meaning set forth in Section 3(l) hereof.

     "Issue Date" means October 24, 2006, being the date of original issuance of the Notes.

     "Majority Holders" means the Holders collectively holding a majority of the number of outstanding shares Registrable Securities.

     "Notes" has the meaning set forth in the preamble to this Agreement.

     "Person"  means  an   individual,   partnership,   corporation,   trust  or
unincorporated  organization,  limited liability corporation, or a government or agency or political subdivision thereof.

     "Prospectus"  means  the  prospectus   included  in  a  Shelf  Registration
Statement,  including  any  preliminary  prospectus,  any issuer  "free  writing prospectus,"  as such term is  defined  in Rule 433 under the 1933 Act,  and any such  prospectus  as  amended  or  supplemented  by any  prospectus  supplement, including a prospectus  supplement  with respect to the terms of the offering of any  portion  of the  Registrable  Securities  covered  by a Shelf  Registration
Statement,  and  by  all  other  amendments  and  supplements  to a  prospectus, including post-effective amendments,  and, in each case, including all documents incorporated by reference therein.

     "Purchase  Agreement"  has the  meaning  set forth in the  preamble to this
Agreement.

     "Questionnaire" has the meaning set forth in Section 2(a)(ii) hereof.

     "Records" has the meaning set forth in Section 3(l) hereof.

     "Registrable  Securities"  means any shares of Common  Stock issued as "net shares" upon exchange of any Notes pursuant to the Indenture; provided, however, that the shares of Common Stock shall cease to be  Registrable  Securities  upon the earlier of (1) a Shelf Registration Statement with respect to such shares of
Common Stock for the resale  thereof  having been  declared or become  effective under the Securities Act and such shares of Common Stock having been disposed of pursuant to such Shelf Registration  Statement,  (2) such shares of Common Stock having become  eligible to be sold without  restriction as  contemplated by Rule
144(k)  under the  Securities  Act by a Person  who is not an  Affiliate  of the
Company, or (3) such shares of Common Stock having ceased to be outstanding.

     "Registration  Expenses" means any and all expenses incident to performance of or  compliance  by the  Company  and  the  Operating  Partnership  with  this
Agreement,  including without limitation: (i) all SEC or National Association of
Securities  Dealers,  Inc. (the "NASD")  registration  and filing fees, (ii) all fees and expenses  incurred in connection with compliance with state  securities or blue sky laws (including reasonable fees and disbursements of one counsel for all underwriters or Holders as a group in connection with blue sky qualification of any of the Registrable Securities) and compliance with the rules of the NASD,
(iii) all expenses of any Persons in preparing or assisting in  preparing,  word processing,  printing and distributing  any Shelf  Registration  Statement,  any
Prospectus  and any  amendments  or  supplements  thereto,  and in  preparing or assisting in preparing,  printing and distributing any underwriting  agreements, securities sales  agreements and other documents  relating to the performance of and compliance with this Agreement,  (iv) the fees and  disbursements of counsel for the Company,  the Operating  Partnership  and of the  independent  certified public  accountants  of the  Company,  including  the  expenses of any  "comfort letters"  required by or incident to the performance of and compliance with this
Agreement,  and (v) the  reasonable  fees and  expenses of any  special  experts retained by the Company or the  Operating  Partnership  in  connection  with the
Shelf Registration Statement.

     "SEC" means the Securities and Exchange Commission.

     "Securities  Act" means the Securities Act of 1933, as amended from time to time.

     "Shelf Registration" means a registration effected pursuant to Section 2(a)
hereof.

     "Shelf Registration  Statement" means a "shelf"  registration  statement of the Company  pursuant to the  provisions of Section 2(a) hereof which covers all of the  Registrable  Securities  on Form S-3 or,  if not then  available  to the
Company, on another appropriate form under Rule 415 under the Securities Act, or any  similar  rule  that may be  adopted  by the  SEC,  and all  amendments  and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus  contained  therein,  all exhibits thereto and all documents incorporated by reference therein.

     "Suspension Period" has the meaning set forth in Section 2(a)(iv).

     "Trustee" means the trustee with respect to the Notes under the Indenture.

     "Well-Known  Seasoned  Issuer"  has the meaning set forth in Rule 405 under the Securities Act.

2.   Registration Under the Securities Act.
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     (a) Shelf Registration.

          (i) The  Company  shall  file  or  cause  to be  filed  (or  otherwise designate an existing  Automatic Shelf  Registration  Statement  previously filed with the SEC as) a Shelf  Registration  Statement  providing  for the sale by the Holders of all of the  Registrable  Securities,  as promptly as practicable  but in any event on or prior to the  Filing  Deadline.  If the
     Shelf  Registration  Statement  is  not  an  Automatic  Shelf  Registration
     Statement,  the Company shall use its reasonable commercial efforts to have such Shelf Registration Statement declared effective by the SEC as promptly as practicable  after filing  thereof,  but in any event on or prior to the
     Effectiveness Deadline. If the Shelf Registration Statement is an Automatic
     Shelf  Registration  Statement,   the  Company  shall  use  its  reasonable
     commercial  efforts to prepare and file a supplement  to the  Prospectus to cover resales of the  Registrable  Securities by the Holders as promptly as practicable  after  filing  thereof,  but in any  event  on or prior to the
     Effectiveness Deadline.

          (ii)   Notwithstanding  any  other  provision  hereof,  no  Holder  of
     Registrable  Securities shall be entitled to include any of its Registrable
     Securities in any Shelf  Registration  Statement pursuant to this Agreement unless  and until such  Holder  agrees in writing to be bound by all of the provisions  of this  Agreement  applicable  to such  Holder  and the Holder furnishes to the Company a fully completed notice and  questionnaire in the
     form   attached   as   Appendix   A  to  the   Offering   Memorandum   (the
     "Questionnaire")  and such other  information in writing as the Company may reasonably  request  in  writing  for  use in  connection  with  the  Shelf
     Registration   Statement  or  Prospectus   included   therein  and  in  any
     application  to be filed with or under state  securities  laws. The Company shall issue a press release through a reputable  national  newswire service of their filing (or intention to designate an Automatic Shelf  Registration
     Statement  as) the  Shelf  Registration  Statement  and of the  anticipated
     Effective Date thereof. In order to be named as a selling securityholder in the  Prospectus at the time it is first made available for use, each Holder must furnish the completed  Questionnaire  and such other  information that the Company may  reasonably  request in writing,  if any, to the Company in writing  no later  than the tenth  Business  Day  prior to the  anticipated
     Effective Date as announced in the press  release.  Each Holder as to which any Shelf  Registration  is being effected agrees to furnish to the Company all  information  with  respect  to  such  Holder  necessary  to  make  the information  previously  furnished  to  the  Company  by  such  Holder  not materially misleading.

          (iii) From and after the Effective  Date,  upon receipt of a completed
     Questionnaire  and such other  information  that the Company may reasonably request in writing, if any, the Company will use its reasonable  commercial efforts to file as promptly as reasonably  practicable  but in any event on or  prior  to the  Filing  Deadline  either  (i) if then  permitted  by the
     Securities Act or the rules and regulations thereunder (or then-current SEC interpretations thereof), a supplement to the Prospectus naming such Holder as a selling  securityholder  and  containing  such  other  information  as necessary to permit such Holder to deliver the  Prospectus to purchasers of the Holder's shares of Common Stock, (ii) if it is not then permitted under the Securities Act or the rules and regulations thereunder (or then-current
     SEC   interpretations   thereof)   to  name   such   Holder  as  a  selling
     securityholder  in  a  supplement  to  the  Prospectus,   a  post-effective
     amendment  to the  Shelf  Registration  Statement  or an  additional  Shelf
     Registration  Statement  as  necessary  for  such  Holder  to be named as a selling  securityholder in the Prospectus  contained therein to permit such
     Holder to deliver the  Prospectus to  purchasers of the Holder's  shares of
     Common Stock or (iii) if then permitted, a Form 8-K naming such Holder as a selling  securityholder  therein  with such  additional  information  as is necessary to permit such Holder to deliver the  Prospectus to purchasers of its shares of common stock (subject, in the case of either clause (i), (ii)
     or (iii), to the Company's  right to suspend use of the Shelf  Registration
     Statement as described in Section  2(a)(iv)  hereof).  If a  post-effective amendment  or  additional  Shelf  Registration  Statement is required to be filed, the Company shall use its reasonable commercial efforts to have such
     post-effective   amendment  or  additional  Shelf  Registration   Statement
     declared  effective  by the SEC as promptly  as  practicable  after  filing thereof,  but in any event on or prior to the Effectiveness  Deadline.  The
     Company  shall not be required to file more than three  supplements  to the
     Prospectus,  post-effective  amendments  or additional  Shelf  Registration
     Statements in any fiscal quarter for all such Holders.

          (iv) The Company  agrees to use its reasonable  commercial  efforts to keep  the  Shelf  Registration  Statement  continuously  effective  and the
     Prospectus  usable for resales  until there are no  Registrable  Securities outstanding (the "Effectiveness  Period");  provided,  however, that for 30 days or fewer (whether or not consecutive) in any three-month  period,  and for 90  days  or  fewer  in any  12-month  period,  the  Company  shall  be
     permitted,   by  giving  written  notice  to  the  Holders  of  Registrable
     Securities, to suspend sales thereof if the Shelf Registration Statement is no longer effective or usable for resales due to circumstances  relating to pending  developments,  public filings with the SEC and similar events,  or because the Prospectus  contains an untrue  statement of a material fact or omits to state a material fact  required to be stated  therein or necessary in  order  to  make  statements  therein  not  misleading  (any  period  of suspension  hereunder,  a "Suspension  Period").  If any Shelf Registration
     Statement  ceases to be  effective or usable for resales by Holders for any reason  (other  than by reason of any such  Holder's  failure  to provide a
     Questionnaire,  in  which  case  the  provisions  of  Section  2(a)(ii)  or
     2(a)(iii) hereof shall apply) at any time during the Effectiveness  Period, the Company  shall,  subject to the proviso  contained  in the  immediately preceding sentence, use its reasonable commercial efforts to promptly cause such Shelf Registration  Statement to become effective under the Securities
     Act, and in any event shall,  within ten Business Days of such cessation of effectiveness  or usability:  (i) file with the SEC one or more supplements to the Prospectus,  post-effective amendments or reports under the Exchange
     Act in a manner  reasonably  expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration  Statement, or (ii)
     file  with  the  SEC  an  additional  Shelf  Registration  Statement.  If a post-effective  amendment or an additional Shelf Registration  Statement is filed, the Company shall use its reasonable commercial efforts to (A) cause such  post-effective  amendment or Shelf  Registration  Statement to become effective  under the Securities  Act as promptly as practicable  after such filing, but in no event later than the applicable  Effectiveness  Deadline, and (B) keep such post-effective  amendment or Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

          (v) If the Shelf  Registration  Statement  is not an  Automatic  Shelf
     Registration  Statement,  the Company shall not permit any securities other than (i) the  Company's  's issued  and  outstanding  securities  currently possessing  incidental or so-called  "piggy-back"  registration  rights and
     (ii) the Registrable  Securities to be included in the Shelf  Registration.
     The Company will provide to each Holder named  therein a reasonable  number of  copies  of the  Prospectus  which is a part of the  Shelf  Registration
     Statement,  notify  each such  Holder of the  Effective  Date and take such other  actions  as are  required  to  permit  unrestricted  resales  of the
     Registrable  Securities  by such  Holder.  The  Company  further  agrees to supplement  or amend the Shelf  Registration  Statement or  supplement  the
     Prospectus  if and as required by the rules,  regulations  or  instructions applicable  to the  registration  form used by the  Company  for such Shelf
     Registration  Statement or by the  Securities Act or by any other rules and regulations  thereunder for shelf registrations,  and the Company agrees to furnish  to the  Holders  of  Registrable  Securities  copies  of any  such supplement  or  amendment  promptly  after its being used or filed with the
     SEC.

          (b) Listing.  The Company shall use its reasonable  commercial efforts to cause any  Registrable  Securities  issued to be approved for listing on the New York Stock Exchange upon notice of issuance.

          (c)  Expenses.  The  Company  shall pay all  Registration  Expenses in connection with any Shelf Registration  Statement filed pursuant to Section
     2(a) hereof (including the reasonable fees and disbursements of one counsel for the Holders of the Registrable Securities in connection with the review of any Shelf Registration Statement,  Prospectus or amendment or supplement thereto in accordance  with the  provisions  of Section 3(a) hereof,  which counsel  shall  be  reasonably  satisfactory  to the  Company).  Except  as provided  herein,  each  Holder  shall  pay all  expenses  of its  counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

          (d) Effective Shelf  Registration  Statement.  If, after the Effective
     Date  the  offering  of   Registrable   Securities   pursuant  to  a  Shelf
     Registration Statement is interfered with by any stop order,  injunction or other order or requirement of the SEC or any other  governmental  agency or court,  such Shelf  Registration  Statement will be deemed not to have been effective  during the period of such  interference,  until the  offering of
     Registrable  Securities  pursuant to such Shelf Registration  Statement may legally resume.  The Company will be deemed not to have used its reasonable commercial efforts to cause a Shelf Registration Statement to become, or to remain,  effective during the requisite period if it voluntarily  takes any action that knowingly would result in any such Shelf Registration Statement not being declared  effective or that knowingly would result in the Holders of Registrable  Securities covered thereby not being able to offer and sell such Registrable  Securities during that period,  unless (i) such action is required  by  applicable  law  or  (ii)  constitutes  the  imposition  of a
     Suspension  Period in accordance  with the  provisions of Section  2(a)(iv)
     hereof.

     (e) Additional Interest. In the event that:

          (i) a  Shelf  Registration  Statement  is not  filed  with  the SEC or designated  as such by the  Company  on or  prior  to the  Filing  Deadline
     pursuant  to  Section  2(a)(i),   then  additional  interest   ("Additional
     Interest")  shall  accrue  on the  principal  amount of the Notes at a rate equal to 0.25% per year for the first 90-day  period from the day following such Filing  Deadline,  and  thereafter  at a rate per year of 0.50% of the principal amount of the Notes;

          (ii) (x) a Shelf  Registration  Statement is not declared effective by the SEC, or (y) if the Company shall have designated a previously filed and effective Automatic Shelf Registration  Statement as the Shelf Registration
     Statement for purposes of this Agreement,  the Company shall not have filed a  supplement  to the  Prospectus  to  cover  resales  of  the  Registrable
     Securities by the Holders, in the case of either (x) or (y), on or prior to the  Effectiveness  Deadline  pursuant to Section 2(a)(i),  then Additional
     Interest shall accrue on the principal  amount of the Notes at a rate equal to 0.25% per year for the first 90-day period from the day  following  such
     Effectiveness  Deadline,  and thereafter at a rate per year of 0.50% of the principal amount of the Notes;

          (iii)  following the Effective Date, (A) the Company fails to make any filing required  pursuant to Section  2(a)(iii)  hereof prior to the Filing
     Deadline  applicable  thereto,  or  (B)  in  the  event  such  filing  is a post-effective  amendment or additional Shelf Registration Statement,  such post-effective  amendment or Shelf  Registration  Statement fails to become effective on or prior to the  Effectiveness  Deadline  applicable  thereto, then Additional  Interest shall accrue on the principal amount of the Notes at a rate equal to 0.25% per year for the first 90-day  period from the day following such Filing Deadline or  Effectiveness  Deadline,  as applicable, and  thereafter at a rate per year of 0.50% of the principal  amount of the
     Notes;

          (iv)  following the  Effective  Date, a Shelf  Registration  Statement
     ceases  to  be  effective  (without  being  succeeded   immediately  by  an
     additional  Shelf  Registration  Statement  that is filed  and  immediately becomes  effective)  or usable  for the  offer and sale of the  Registrable
     Securities, other than in connection with (A) a Suspension Period or (B) as a result of a requirement to file a post-effective  amendment or supplement to the  Prospectus  to make changes to the  information  regarding  selling securityholders or the plan of distribution  provided for therein,  and the
     Company does not cure the lapse of  effectiveness  or usability  within ten
     Business  Days (or, if a  Suspension  Period is then in effect,  within ten
     Business Days following the  expiration of such  Suspension  Period),  then
     Additional  Interest shall accrue on the principal amount of the Notes at a rate  equal to 0.25%  per year for the  first  90-day  period  from the day following  such tenth  Business  Day, and  thereafter at a rate per year of
     0.50% of the principal amount of the Notes;

          (v) any Suspension Period or Periods exceed 30 days in any three-month period or 90 days in any 12-month  period,  then,  commencing with the 31st day in such three-month  period or the 91st day in such 12-month period, as the case may be, then  Additional  Interest  shall accrue on the  principal amount of the Notes at a rate equal to 0.25% per year for the first  90-day period from the day following the 31st or 91st day, as the case may be, and thereafter  at a rate  per year of 0.50%  of the  principal  amount  of the
     Notes; or

          (vi) if the  Company  fails to name as a  selling  securityholder  any
     Holder that had complied timely with its obligations  hereunder in a manner to  entitle  such  Holder  to be so  named  in (A) any  Shelf  Registration
     Statement at the time it first becomes  effective or (B) any  Prospectus at the later of time of  filing  thereof  or the time the  Shelf  Registration
     Statement  of which the  Prospectus  forms a part becomes  effective,  then
     Additional  Interest will accrue on the  principal  amount of Notes held by such Holder at a rate equal to 0.25% per year for the first  90-day  period from  the day  following  the  effective  date of such  Shelf  Registration
     Statement or the time of filing of such Prospectus, as the case may be, and thereafter at a rate per year of 0.50% of the principal amount of the Notes held by such Holder;

          provided,  however,  that in no event shall Additional Interest accrue at a rate per year  exceeding  0.50% of the principal  amount of the Notes;
     and provided,  further, that Additional Interest on the principal amount of the Notes as a result thereof shall cease to accrue:

               (1)  upon  the  filing  or  designation  of a Shelf  Registration
          Statement (in the case of clause (i) above);

               (2) upon the Effective Date (in the case of clause (ii) above);

               (3) upon the filing of a  supplement  to the  Prospectus  (in the case of clause (iii)(A) above) or upon the Effective Date (in the case of clause (iii)(B) above);

               (4) upon such time as the Shelf Registration  Statement which had ceased to  remain  effective  or  usable  for  resales  again  becomes effective and usable for resales (in the case of clause (iv) above);

               (5) upon such time as the Shelf Registration  Statement which had ceased to  remain  effective  or  usable  for  resales  again  becomes effective and usable for resales (in the case of clause (v) above); or

               (6)  upon  the  time  such  Holder  is   permitted  to  sell  its
          Registrable  Securities  pursuant to any Shelf Registration  Statement and  Prospectus  in  accordance  with  applicable  law (in the case of clause (vi) above).

          Any amounts of  Additional  Interest due pursuant to Section 2(e) will be payable semi-annually in arrears in cash on the next succeeding interest payment date to Holders entitled to receive such Additional Interest on the relevant record dates for the payment of interest.

          Notwithstanding  any  provision in this  Agreement,  in no event shall
     Additional  Interest accrue to holders of any shares of Common Stock issued upon  exchange of Notes.  If any Note ceases to be  outstanding  during any period for which Additional Interest are accruing, the Company will prorate the  Additional  Interest  payable  with  respect to such Note.  Additional
     Interest  shall  represent  the sole  entitlement  of the  Holders to money damages  relating  to the  failure  of the  Company  to file  or  otherwise designate a Shelf  Registration  Statement  with the SEC on or prior to the
     Filing Deadline.

     (f) Specific  Enforcement.  Without limiting the remedies  available to the
Holders, each of the Company and the Operating Partnership acknowledges that any failure by it to comply  with its  obligations  under  Section  2(a)  hereof may result in  material  irreparable  injury to the  Holders  for which  there is no adequate  remedy at law,  that it would not be possible  to measure  damages for such injuries  precisely and that, in the event of any such failure,  any Holder may obtain such relief as may be required to specifically  enforce the Company's and the Operating Partnership's obligations under Section 2(a) hereof.

3.   Registration Procedures.
-----------------------------

     In connection with the obligations of the Company with respect to the Shelf
Registration  Statement  pursuant to Section 2(a) hereof,  the Company shall use its reasonable commercial efforts to:

     (a)  prepare  and  file  with  the SEC or  designate  a Shelf  Registration
Statement as  prescribed  by Section  2(a)(i)  hereof  within the relevant  time period  specified in Section  2(a)(i) hereof on the  appropriate  form under the
Securities  Act,  which  form  shall (i) be  selected  by the  Company,  (ii) be available  for the sale of the  Registrable  Securities  by the selling  Holders thereof,  and  (iii)  comply  as to  form  in all  material  respects  with  the requirements  of the  applicable  form  and  include  all  financial  statements required by the SEC to be filed therewith;  the Company shall use its reasonable commercial  efforts  to  cause  such  Shelf  Registration  Statement  to  become effective  and  remain  effective  and the  Prospectus  usable  for  resales  in accordance with Section 2 hereof;  provided,  however,  that,  before filing any
Shelf  Registration  Statement or  Prospectus or any  amendments or  supplements thereto,  the Company shall furnish to and afford the Holders of the Registrable
Securities  covered by such Shelf Registration  Statement,  their one designated counsel and the  managing  underwriters,  if any, a  reasonable  opportunity  to review  copies of all such  documents  (including  copies of any documents to be incorporated  by  reference  therein and all  exhibits  thereto)  proposed to be filed;  and the  Company  shall not file any  Shelf  Registration  Statement  or
Prospectus  or any  amendments  or  supplements  thereto in respect of which the
Holders  must be afforded an  opportunity  to review prior to the filing of such document if the Majority Holders, their counsel or the managing underwriters, if any, shall reasonably object in a timely manner;

     (b)  prepare  and  file  with the SEC such  amendments  and  post-effective amendments to the Shelf Registration  Statement as may be necessary to keep such
Shelf Registration  Statement effective for the Effectiveness  Period, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC, by any required  prospectus  supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar  provisions  then in force) under the
Securities  Act,  and comply with the  provisions  of the  Securities  Act,  the
Exchange Act and the rules and regulations  promulgated thereunder applicable to it  with  respect  to the  disposition  of all  securities  covered  by a  Shelf
Registration  Statement during the  Effectiveness  Period in accordance with the intended  method or methods  of  distribution  by the  selling  Holders  thereof described in this Agreement;

     (c) (i) furnish to each Holder of  Registrable  Securities  included in the
Shelf Registration Statement and to each underwriter of an underwritten offering of  Registrable  Securities,  if any,  without  charge,  as many  copies of each
Prospectus,   including  each  preliminary  prospectus,  and  any  amendment  or supplement  thereto,  and such other documents as such Holder or underwriter may reasonably  request, in order to facilitate the public sale or other disposition of the  Registrable  Securities and (ii) consent to the use of the Prospectus or any  amendment  or  supplement  thereto  by  each  of  the  selling  Holders  of
Registrable   Securities  included  in  the  Shelf  Registration   Statement  in
connection with the offering and sale of the Registrable  Securities  covered by the Prospectus or any amendment or supplement thereto;

     (d) register or qualify the  Registrable  Securities  under all  applicable state  securities  or  "blue  sky"  laws of such  jurisdictions  by the time the
applicable  Shelf   Registration   Statement  has  become  effective  under  the
Securities  Act as any  Holder  of  Registrable  Securities  covered  by a Shelf
Registration  Statement  and each  underwriter  of an  underwritten  offering of
Registrable  Securities shall  reasonably  request in writing in advance of such date of  effectiveness,  and do any and all other acts and  things  which may be reasonably  necessary or advisable to enable such Holder or such  underwriter to consummate  the  disposition  in each  such  jurisdiction  of  such  Registrable
Securities owned by such Holder;  provided,  however, that the Company shall not be required to (i) qualify as a foreign  entity or as a dealer in  securities in any  jurisdiction  where it would not  otherwise  be required to qualify but for this Section  3(d),  (ii) file any general  consent to service of process in any jurisdiction  where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such  jurisdiction  if it is not then so subject;

     (e) promptly notify each Holder of Registrable  Securities,  their counsel, and the  managing  underwriters,  if any,  and  promptly  confirm such notice in writing (i) when a Shelf  Registration  Statement has become  effective and when any post-effective  amendments thereto become effective,  (ii) of any request by the SEC or any state  securities  authority for amendments and  supplements to a
Shelf Registration  Statement or Prospectus or for additional  information after the Shelf Registration Statement has become effective,  (iii) of the issuance by the SEC or any state  securities  authority  of any stop  order  suspending  the effectiveness  of a Shelf  Registration  Statement or the  qualification  of the
Registrable  Securities in any jurisdiction  described in Section 3(d) hereof or the  initiation  of any  proceedings  for that  purpose,  (iv) if,  between  the
Effective  Date and the closing of any sale of  Registrable  Securities  covered thereby,  any of the  representations and warranties of the Company contained in any purchase  agreement,  securities sales agreement or other similar  agreement cease to be true and correct in all material  respects,  (v) of the happening of any event or the  failure of any event to occur or the  discovery  of any facts, during the Effectiveness  Period,  (x) which makes any statement made in a Shelf
Registration Statement untrue in any material respect or which causes such Shelf
Registration  Statement to omit to state a material fact which is required to be stated therein or which is necessary in order to make the statements therein not misleading, or (y) which makes any statement made in a related Prospectus untrue in any  material  respect or which  causes  such  Prospectus  to omit to state a material  fact which is required to be stated  therein or which is  necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading,  and (vi) of the reasonable  determination of the  Company  that a  post-effective  amendment  to  the  Shelf  Registration
Statement would be appropriate;

     (f) obtain the withdrawal of any order suspending the  effectiveness of the
Shelf Registration Statement at the earliest possible moment;

     (g) furnish to each Holder of Registrable  Securities  included  within the coverage  of a Shelf  Registration  Statement,  without  charge,  at  least  one conformed  copy of the  Shelf  Registration  Statement  relating  to such  Shelf
Registration  and  any  post-effective   amendment  thereto  (without  documents
incorporated therein by reference or exhibits thereto, unless requested);

     (h)  cooperate  with the  selling  Holders  of  Registrable  Securities  to facilitate  the timely  preparation  and delivery of  certificates  representing
Registrable  Securities to be sold and not bearing any  restrictive  legends and registered  in  such  names  as the  selling  Holders  or the  underwriters  may reasonably  request at least two Business  Days prior to the closing of any sale of Registrable Securities pursuant to the Shelf Registration Statement;

     (i)  promptly  after the  occurrence  of any  event  specified  in  Section
3(e)(ii),  3(e)(iii), 3(e)(v) (subject to the respective grace periods set forth in Section 2(a)(iv)) or 3(e)(vi) hereof,  prepare a supplement or post-effective amendment to the Shelf  Registration  Statement or the related Prospectus or any document  incorporated  therein by reference or file any other required document
so  that,  as  thereafter   delivered  to  the  purchasers  of  the  Registrable
Securities,  such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements  therein, in the light of the  circumstances  under which they were made, not  misleading;
and the Company  shall  notify each Holder to suspend use of the  Prospectus  as promptly as practicable  after the occurrence of such an event,  and each Holder hereby agrees to suspend use of the Prospectus  until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

     (j)  subject to Section 5 hereof,  enter  into such  agreements  (including underwriting agreements) as are customary in underwritten offerings and take all such  other  appropriate  actions  in  connection  therewith  as are  reasonably requested by the Holders collectively holding at least the greater of (x) 25% of the outstanding  Registrable Securities and (y) 500,000 Registrable  Securities.
in order to expedite or facilitate the  registration  or the  disposition of the
Registrable Securities;

     (k) whether or not an underwriting agreement is entered into and whether or not the  registration is an underwritten  registration,  if requested by (x) any
Initial  Purchaser,  in the case where such Initial  Purchaser holds  Securities acquired by it as part of its  initial  placement  and (y) Holders  collectively holding the greater of (x) 25% of the outstanding Registrable Securities and (y)
500,000 Registrable Securities:  (i) make such representations and warranties to
Holders  of such  Registrable  Securities  and the  underwriters,  if any,  with respect to the business of the Company,  and its  subsidiaries as then conducted and with respect to the Shelf Registration Statement,  Prospectus and documents, if any,  incorporated or deemed to be incorporated by reference therein, in each case,  as are  customarily  made by  issuers  to  underwriters  in  underwritten offerings,  and confirm the same if and when requested;  (ii) obtain opinions of counsel  to the  Company  and  updates  thereof  (which  may be in the form of a reliance letter) in form and substance  reasonably  satisfactory to the managing underwriters  (if  any) and the  Holders  collectively  holding  a  majority  in
aggregate  principal  amount  or  number,  as  the  context  requires,   of  the
Registrable  Securities  being sold,  addressed to each  selling  Holder and the underwriters  (if any)  covering  the  matters  customarily  covered in opinions requested in underwritten  offerings and such other matters as may be reasonably requested by such  underwriters  (it being agreed that the matters to be covered by such  opinion may be subject to  customary  qualifications  and  exceptions);
(iii)  obtain  "comfort  letters"  and  updates  thereof  in form and  substance reasonably  satisfactory  to the  managing  underwriters  from  the  independent certified  public  accountants  of the Company  (and,  if  necessary,  any other independent certified public accountants of any business acquired by the Company for which  financial  statements  and financial data are, or are required to be, included in the Registration Statement),  addressed to each of the underwriters, such  letters  to  be in  customary  form  and  covering  matters  of  the  type customarily  covered  in  "comfort  letters"  in  connection  with  underwritten offerings and such other matters as reasonably requested by such underwriters in accordance  with  Statement  on  Auditing  Standards  No.  72;  and  (iv)  if an
underwriting  agreement is entered into, the same shall contain  indemnification provisions  and  procedures no less  favorable than those set forth in Section 4
hereof  (or  such  other   provisions  and  procedures   acceptable  to  Holders
collectively  holding a majority in aggregate principal amount or number, as the context requires,  of Registrable  Securities covered by such Shelf Registration
Statement  and the managing  underwriters)  customary for such  agreements  with respect to all parties to be  indemnified  pursuant to said Section  (including, without limitation,  such underwriters and selling Holders);  and in the case of an underwritten registration,  the above requirements shall be satisfied at each closing  under  the  related  underwriting  agreement  or as and  to the  extent required thereunder;

     (l) make  reasonably  available  for  inspection  by any selling  Holder of
Registrable  Securities  who  certifies  to the  Company  that it has a  current intention to sell Registrable Securities pursuant to the Shelf Registration, any underwriter participating in any such disposition of Registrable Securities, and any attorney,  accountant or other agent  retained by any such selling Holder or underwriter  (collectively,  the  "Inspectors"),  at the offices where  normally kept,  during the  Company's  normal  business  hours,  all  financial and other records,  pertinent  organizational and operational  documents and properties of the Company  and its  subsidiaries  (collectively,  the  "Records")  as shall be reasonably  necessary to enable them to exercise any  applicable  due  diligence responsibilities,  and cause the officers, trustees and employees of the Company and its subsidiaries to supply all relevant  information in each case reasonably requested  by any such  Inspector  in  connection  with such Shelf  Registration
Statement;  provided that (x) Records and information which the Company, in good faith,  determine to be confidential  and any Records and information  which the
Company notifies the Inspectors are  confidential  shall not be disclosed to any
Inspector  except where (i) the  disclosure  of such Records or  information  is necessary to avoid or correct a material  misstatement or omission in such Shelf
Registration  Statement,  (ii) the  release of such  Records or  information  is ordered  pursuant  to a  subpoena  or  other  order  from a court  of  competent jurisdiction or is necessary in connection  with any action,  suit or proceeding or (iii)  such  Records  or  information  previously  have been  made  generally available to the public; (y) each selling Holder of such Registrable  Securities will be required to agree in writing that Records and information obtained by it as a result of such  inspections  shall be deemed  confidential and shall not be used by it as the basis for any market  transactions  in the  securities  of the
Company  unless  and  until  such  Records  or  information  are made  generally available to the public  through no fault of an  Inspector or a selling  Holder;
and (z) each selling Holder of such  Registrable  Securities will be required to further agree in writing that it will,  upon  learning  that  disclosure of such
Records or  information  is sought in a court of competent  jurisdiction,  or in connection  with any action,  suit or  proceeding,  give  notice,  to the extent permitted by applicable law, to the Company and allow the Company at its expense to  undertake  appropriate  action to  prevent  disclosure  of the  Records  and information deemed confidential;

     (m) comply with all applicable  rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its securityholders  earning statements  satisfying the provisions of Section
11(a) of the  Securities  Act and  Rule  158  thereunder  (or any  similar  rule promulgated under the Securities Act) no later than 45 days after the end of any twelve-month period (or 90 days after the end of any twelve-month period if such period is a fiscal  year) (i)  commencing  at the end of any  fiscal  quarter in which  Registrable  Securities are sold to  underwriters in a firm commitment or best efforts underwritten  offering and (ii) if not sold to underwriters in such an  offering,  commencing  on the first day of the first  fiscal  quarter of the
Company after the Effective Date, which statements shall cover said twelve-month periods,  provided  that  the  obligations  under  this  Section  3(m)  shall be satisfied by the timely filing of quarterly and annual reports on Forms 10-Q and
10-K under the Exchange Act;

     (n) cooperate with each seller of Registrable Securities covered by a Shelf
Registration  Statement  and  each  underwriter,  if any,  participating  in the disposition of such Registrable  Securities and their counsel in connection with any filings required to be made with the NASD;

     (o) take all other  steps  necessary  to  effect  the  registration  of the
Registrable  Securities covered by a Shelf Registration  Statement  contemplated hereby; and

     (p) the Company may require  each seller of  Registrable  Securities  as to which any  registration  is being  effected  to furnish  to it such  information regarding  such seller as may be required by the staff of the SEC to be included
in  a  Shelf  Registration   Statement;   the  Company  may  exclude  from  such
registration the Registrable  Securities of any seller who unreasonably fails to furnish such information  within a reasonable time after receiving such request;
and the Company shall have no obligation to register  under the  Securities  Act the Registrable Securities of a seller who so fails to furnish such information.

     Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event  specified in Section  3(e)(ii),  3(e)(iii),  3(e)(v) or
3(e)(vi)  hereof,  such  Holder  will  forthwith   discontinue   disposition  of
Registrable  Securities  pursuant to a Shelf  Registration  Statement until such
Holder's  receipt  of the  copies  of the  supplemented  or  amended  Prospectus contemplated  by Section  3(i)  hereof or until it is  advised  in writing  (the
"Advice")  by the  Company  that  the use of the  applicable  Prospectus  may be resumed,  and, if so directed by the  Company,  such Holder will  deliver to the
Company (at its  expense)  all copies in such  Holder's  possession,  other than permanent  file  copies  then in such  Holder's  possession,  of the  Prospectus covering  such  Registrable  Securities  current  at the time of receipt of such notice.  If the Company shall give any such notice to suspend the disposition of
Registrable Securities pursuant to a Shelf Registration  Statement,  the Company shall use its reasonable  commercial efforts to file and have declared effective
(if an amendment)  as soon as  practicable  after the  resolution of the related matters an amendment  or  supplement  to the Shelf  Registration  Statement  and related Prospectus.

4.   Indemnification and Contribution.
--------------------------------------

     (a) The Company and the Operating  Partnership  hereby  agree,  jointly and severally,  to indemnify and hold harmless the Initial Purchasers,  each Holder, each underwriter who participates in an offering of the Registrable  Securities, each Person,  if any,  who  controls  any of such parties  within the meaning of
Section 15 of the  Securities Act and Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

          (i) against  any and all loss,  liability,  claim,  damage and expense whatsoever, as incurred, arising out of (x) any untrue statement or alleged untrue  statement  of a material  fact  contained  in a Shelf  Registration
     Statement  (or any amendment  thereto) or the omission or alleged  omission from the Shelf  Registration  Statement  (or any  amendment  thereto)  of a material fact which is required to be stated  therein or which is necessary in order to make the statements  therein not misleading,  or (y) any untrue statement or alleged  untrue  statement of a material fact contained in the
     Prospectus  (or any  amendment  or  supplement  thereto) or the omission or alleged  omission  from the  Prospectus  (or any  amendment  or  supplement thereto) of a material fact which is required to be stated therein or which is necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss,  liability,  claim,  damage and expense whatsoever,  as  incurred,  to the extent of the  aggregate  amount paid in settlement of any  litigation,  or any  investigation  or proceeding by any governmental  agency  or body,  commenced  or  threatened,  or of any claim whatsoever  based upon any such untrue  statement or omission,  or any such alleged  untrue  statement or omission,  provided  that (subject to Section
     4(d) hereof) such  settlement is effected with the prior written consent of the Company and the Operating Partnership; and

          (iii) against any and all expenses whatsoever,  as incurred (including the  reasonable  fees and  disbursements  of counsel  chosen by the Initial
     Purchasers or such Holder), reasonably incurred in investigating, preparing or defending against any litigation,  or any investigation or proceeding by any  governmental  agency or body,  commenced or  threatened,  or any claim whatsoever  based upon any such untrue  statement or omission,  or any such alleged untrue  statement or omission,  to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);  provided, however, that this indemnity does not apply to any loss, liability,  claim, damage or expense  to the  extent  arising  out of an untrue  statement  or omission or alleged untrue  statement or omission made in reliance upon and in conformity with written information  furnished in writing to the Company
     or  the  Operating   Partnership  by  any  Initial  Purchaser  through  the
     Representative  or  such  Holder  or  underwriter  for  use  in  the  Shelf
     Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

     (b) Each Holder and each underwriter agrees,  severally and not jointly, to indemnify  and hold harmless the Company,  its trustees and officers  (including each officer of the Company who signed the Shelf  Registration  Statement),  the
Operating Partnership and its partners, the Initial Purchasers, and each Person, if any,  who controls the Company or the  Operating  Partnership  or any Initial
Purchaser  within the meaning of Section 15 of the  Securities Act or Section 20 of the  Exchange  Act against  any and all loss,  liability,  claim,  damage and expense whatsoever  described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance  upon and in  conformity  with  written  information  furnished  to the
Company or the Operating  Partnership  by such Holder  expressly for use in such
Shelf  Registration  Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities.

     (c) If any action,  suit or proceeding  (each, a  "Proceeding")  is brought against a person (an  "indemnified  party") in respect of which indemnity may be sought  against  the  Company  and  the  Operating  Partnership  or the  Initial
Purchasers (as applicable,  the "indemnifying party") pursuant to subsection (a)
or (b) of this  Section 4, such  indemnified  party shall  promptly  notify such indemnifying  party in writing of the  institution  of such  Proceeding and such indemnifying  party shall assume the defense of such  Proceeding,  including the employment of counsel  reasonably  satisfactory  to such  indemnified  party and payment of all fees and  expenses;  provided,  however,  that the omission to so notify such indemnifying  party shall not relieve such  indemnifying  party from any liability which such indemnifying party may have to any indemnified party or otherwise,  except  to the  extent  that  such  indemnifying  party is  actually materially  prejudiced thereby.  The indemnified party or parties shall have the right to employ  its or their own  counsel  in any such  case,  but the fees and expenses of such counsel  shall be at the expense of such  indemnified  party or parties  unless the  employment  of such counsel  shall have been  authorized in writing  by the  indemnifying  party  in  connection  with the  defense  of such
Proceeding or the indemnifying  party shall not have, within a reasonable period of  time  in  light  of the  circumstances,  employed  counsel  to  defend  such
Proceeding or such indemnified party or parties shall have reasonably  concluded that there may be defenses  available  to it or them which are  different  from, additional to or in conflict with those available to such indemnifying party (in which  case such  indemnifying  party  shall  not have the  right to direct  the defense of such  Proceeding on behalf of the indemnified  party or parties),  in any of which events such fees and expenses  shall be borne by such  indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition  to any local  counsel)  in any one  Proceeding  or  series of  related
Proceedings in the same  jurisdiction  representing the indemnified  parties who are parties to such Proceeding).

     (d) The  indemnifying  party shall not be liable for any  settlement of any
Proceeding for which the indemnified party is entitled to indemnification  under subsection  (a) or (b) of this  Section 4 effected  without its written  consent but, if settled  with its written  consent,  such  indemnifying  party agrees to indemnify  and hold harmless the  indemnified  party or parties from and against any  loss or  liability  by  reason  of  such  settlement.  Notwithstanding  the foregoing sentence,  if at any time an indemnified party shall have requested an indemnifying  party to reimburse the indemnified  party for fees and expenses of counsel  when such  payment  would be  required  by the second  sentence of this
Section 4(d), then the indemnifying party agrees that it shall be liable for any settlement  of any  Proceeding  for which the  indemnified  party is entitled to indemnification  under  subsection  (a) or (b) of this Section 4, as applicable, effected without its written consent if:

          (i) such  settlement  is entered into more than 45 business days after receipt by such indemnifying party of the written request for reimbursement
     ("Reimbursement    Request"),    together   with   reasonable    supporting
     documentation for the expenses claimed in the request for reimbursement,

          (ii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle, and

          (iii) such indemnifying  party shall have defaulted under this Section
     4(d) in reimbursing the  indemnified  party in accordance with such request prior to the date of the settlement.

     No  indemnifying  party  shall,  without the prior  written  consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in  respect  of which any  indemnified  party is or could  have been a party and indemnity could have been sought  hereunder by such  indemnified  party,  unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such  Proceeding and does not include an  admission of fault or  culpability  or a failure to act by or on behalf of such indemnified party.

     (e)  In  order  to  provide  for  just  and   equitable   contribution   in
circumstances  in which the  indemnity  agreement set forth in this Section 4 is for any  reason  held  to be  unenforceable  by an  indemnified  party  although applicable  in  accordance  with  its  terms,  the  Company  and  the  Operating
Partnership,  on the one  hand,  and  the  Holders,  on the  other  hand,  shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the
Operating Partnership and the Holders, as incurred;  provided,  however, that no
Person  guilty of  fraudulent  misrepresentation  (within the meaning of Section
11(f) of the 1933 Act) shall be  entitled to  contribution  from any Person that was not guilty of such fraudulent misrepresentation.  As between the Company and the Operating Partnership,  on the one hand, and the Holders, on the other hand, such parties shall  contribute to such aggregate  losses,  liabilities,  claims, damages and expenses of the nature  contemplated by such indemnity  agreement in such  proportion as shall be  appropriate  to reflect the relative  fault of the
Company and the Operating Partnership,  on the one hand, and the Holders, on the other hand,  with respect to the statements or omissions  which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any  other  relevant  equitable  considerations.  The  relative  fault of the
Company and the Operating  Partnership,  on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged  untrue  statement  of a material  fact or the omission or alleged omission to state a material fact relates to information supplied by the
Company or the Operating Partnership, on the one hand, or by or on behalf of the
Holders,  on the other, and the parties' relative intent,  knowledge,  access to information  and  opportunity  to correct or prevent such statement or omission.
The  Company,  the  Operating  Partnership  and the  Holders of the  Registrable
Securities  agree  that it  would  not be just  and  equitable  if  contribution pursuant to this Section 4 were to be  determined  by pro rata  allocation or by any other  method of  allocation  that does not take into  account the  relevant equitable  considerations.  For purposes of this Section 4, each  Affiliate of a
Holder, and each director, officer and employee and Person, if any, who controls a Holder or such  Affiliate  within the meaning of Section 15 of the  Securities
Act shall have the same rights to contribution as such Holder,  and each trustee and officer of the Company,  each partner of the Operating  Partnership and each
Person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the  Securities  Act or Section 20 of the  Exchange Act
shall have the same rights to  contribution  as the  Company  and the  Operating
Partnership.

5.   Underwritten Registration; Participation Therein.
------------------------------------------------------

     Notwithstanding  any  provision of this  Agreement to the  contrary,  in no event will the method of  distribution  of the  Registrable  Securities take the form of an  underwritten  offering  without  the prior  written  consent  of the
Company.  No Holder may  participate in an underwritten  registration  hereunder unless such Holder (a) agrees to sell such  Holder's  Registrable  Securities on the basis  provided  in the  underwriting  arrangement  approved  by the Persons entitled  hereunder to approve such  arrangements and (b) completes and executes all reasonable  questionnaires,  powers of attorney,  indemnities,  underwriting agreements,  lock-up letters and other documents  reasonably  required under the terms of such underwriting arrangements.

6.   Selection of Underwriters.
-------------------------------

     The Holders of  Registrable  Securities  covered by the Shelf  Registration
Statement who desire to do so may sell their Registrable  Securities  covered by such Shelf Registration in an underwritten  offering,  subject to the provisions of  Sections  3(l)  and  5  hereof.  In  any  such  underwritten  offering,  the underwriter  or  underwriters  and manager or managers that will  administer the offering  will be selected by the Holders of a majority in  aggregate  principal amount  or  number,  as the  context  requires,  of the  Registrable  Securities included  in such  offering;  provided,  however,  that  such  underwriters  and managers must be reasonably satisfactory to the Company.

7.       Miscellaneous.
-----------------------

     (a) Rule 144 and Rule 144A.  For so long as it is subject to the  reporting requirements  of  Section  13 or 15 of the  Exchange  Act  and  any  Registrable
Securities remain outstanding,  the Company will file the reports required to be filed by it under the  Securities Act and Section 13(a) or 15(d) of the Exchange
Act and the rules  and  regulations  adopted  by the SEC  thereunder;  provided, however,  that if the Company ceases to be so required to file such reports,  it will, upon the request of any Holder of Registrable Securities (a) make publicly available  such  information  as is necessary to permit sales of its  securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of its securities pursuant to Rule 144A under the Securities  Act, and (c) take such further action that is reasonable in the circumstances,  in each case, to the extent required from time to time to  enable  such  Holder  to sell  its  Registrable  Securities  without registration  under the  Securities  Act within the limitation of the exemptions provided by (i) Rule 144 under the  Securities  Act, as such rule may be amended from time to time,  (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or  regulations  hereafter adopted by the SEC.  Upon the request of any Holder of  Registrable  Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     (b) No  Inconsistent  Agreements.  Neither the  Company  nor the  Operating
Partnership  have entered into, and will not enter into, any agreement  which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise  conflicts with the  provisions  hereof.  The rights granted to the Holders  hereunder  do not in any way  conflict  with and are not inconsistent  with the rights  granted to the  holders of the  Company's  or the
Operating  Partnership's other issued and outstanding  securities under any such agreements.

     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended,  modified or supplemented,  and waivers or consents to departures  from the provisions  hereof may not be given, unless the Company  and the  Operating  Partnership  have  obtained  the written consent of Holders of a majority in aggregate principal amount or number, as the context requires,  of the outstanding  Registrable  Securities  affected by such amendment,  modification,  supplement,  waiver or  departure;  provided  that no amendment, modification or supplement or waiver or consent to the departure with respect to the  provisions of Section 4 hereof shall be effective as against any
Holder of Registrable  Securities  unless consented to in writing by such Holder of Registrable  Securities.  Notwithstanding  the foregoing  sentence,  (i) this
Agreement  may be  amended,  without  the  consent of any Holder of  Registrable
Securities,   by  written  agreement  signed  by  the  Company,   the  Operating
Partnership  and the  Initial  Purchasers,  to cure any  ambiguity,  correct  or supplement  any provision of this Agreement  that may be  inconsistent  with any other  provision of this Agreement or to make any other  provisions with respect to  matters  or  questions  arising  under  this  Agreement  which  shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended,  modified or supplemented,  and waivers and consents to departures from the provisions  hereof may be given, by written  agreement signed by the Company and the Initial Purchasers to the extent that any such amendment,  modification, supplement,  waiver or consent is, in their  reasonable  judgment,  necessary or appropriate to comply with applicable law (including any  interpretation  of the
Staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to the Initial Purchasers, such provision may be amended, modified  or  supplemented,  and waivers or  consents  to  departures  from such provisions may be given, by written agreement signed by the Initial  Purchasers, the Company and the Operating Partnership.

     (d) Notices. All notices and other communications provided for or permitted hereunder  shall be made in writing  by  hand-delivery,  registered  first-class mail,  telecopier,  or any courier  guaranteeing  overnight delivery (i) if to a
Holder,  at the most current  address given by such Holder to the Company or the
Operating  Partnership  by  means  of a  notice  given  in  accordance  with the provisions of this Section 7(d), which address initially is, with respect to the
Initial  Purchasers,   the  respective  addresses  set  forth  in  the  Purchase
Agreement;  and (ii) if to the Company and the Operating Partnership,  initially at the Company's  address set forth in the Purchase  Agreement and thereafter at such other address,  notice of which is given in accordance  with the provisions of this Section 7(d).

     All such  notices  and  communications  shall be  deemed  to have been duly given:  at the time  delivered by hand, if personally  delivered;  five Business
Days after  being  deposited  in the mail,  postage  prepaid,  if  mailed;  when answered back, if telecopied;  and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

     (e)  Successors and Assigns.  This Agreement  shall inure to the benefit of and be binding  upon the  successors,  assigns  and  transferees  of the Initial
Purchasers,  including,  without  limitation and without the need for an express assignment,  subsequent Holders; provided, however, that nothing herein shall be deemed to permit any  assignment,  transfer or other  disposition of Registrable
Securities in violation of the terms of the Purchase  Agreement or the Indenture relating to the Notes or declaration of trust of the Company . If any transferee of any Holder shall acquire Registrable  Securities,  in any manner,  whether by operation of law or otherwise, such Registrable Securities shall be held subject to  all of  the  terms  of  this  Agreement,  and by  taking  and  holding  such
Registrable Securities,  such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and  provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

     (f)  Mergers  and other  Change of  Control  Transactions.  Nothing in this
Agreement shall restrict the ability of the Company or the Operating Partnership to consummate a merger, reorganization or any transaction that is covered in the definition  of the term "Change in Control" (as defined in the  Indenture),  and upon a Change in Control,  all  obligations  of the  Company  and the  Operating
Partnership in this Agreement  shall  terminate  except that the Company and the
Operating Partnership and the successor, if any, shall remain obligated on those agreements of the Company and Operating Partnership in Section 4 hereof.

     (g)  Third  Party  Beneficiaries.  Each  Holder  shall  be  a  third  party beneficiary of the agreements  made hereunder  among the Company,  the Operating
Partnership and the Initial Purchaser, and the Initial Purchasers shall have the right  to  enforce  such  agreements  directly  to  the  extent  it  deems  such enforcement  necessary  or  advisable  to  protect  its  rights or the rights of
Holders hereunder.

     (h)  Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts and by the parties hereto in separate  counterparts,  each of which when so  executed  shall be  deemed  to be an  original  and all of which  taken together shall constitute one and the same agreement.

     (i)  Headings.  The  headings  in this  Agreement  are for  convenience  of reference only and shall not limit or otherwise affect the meaning hereof.

     (j)  GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK.  EACH OF THE PARTIES  HERETO
AGREES  TO SUBMIT TO THE  JURISDICTION  OF THE STATE  COURTS OF THE STATE OF NEW
YORK OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA, IN EACH CASE SITTING
IN THE CITY OF NEW YORK,  IN ANY SUIT,  ACTION OR  PROCEEDING  ARISING OUT OF OR
RELATING  TO  THIS  AGREEMENT  OR  ANY  OF  THE  MATTERS   CONTEMPLATED  HEREBY,
IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL  JURISDICTION AND IRREVOCABLY
AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD
AND DETERMINED IN ANY SUCH COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES,
TO THE  FULLEST  EXTENT  IT MAY  EFFECTIVELY  DO SO UNDER  APPLICABLE  LAW,  ANY
OBJECTION  WHICH IT MAY NOW OR  HEREAFTER  HAVE TO THE  LAYING  OF VENUE OF SUCH
SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH
SUIT,  ACTION OR  PROCEEDING  BROUGHT IN ANY SUCH  COURT HAS BEEN  BROUGHT IN AN
INCONVENIENT FORUM.

     (k)  Severability.  In the  event  that  any one or more of the  provisions contained  herein,  or the  application  thereof  in any  circumstance,  is held invalid, illegal or unenforceable,  the validity, legality and enforceability of any such  provision  in every  other  respect  and of the  remaining  provisions contained herein shall not be affected or impaired thereby.

     (l) Registrable Securities Held by the Company or its Affiliates.  Whenever
the  consent or approval of Holders of a  specified  percentage  of  Registrable
Securities is required hereunder,  Registrable Securities held by the Company or any  Affiliates  shall not be counted in  determining  whether  such  consent or approval was given by the Holders of such required percentage.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                          HOME PROPERTIES, INC.

                          By:  /s/Edward J. Pettinella
                               --------------------------------------------
                               Name:  Edward J. Pettinella
                               Title: President and Chief Executive Officer

                          HOME PROPERTIES, L.P.

                          By: Home Properties, Inc.
                               its general partner

                          By:  /s/Edward J. Pettinella
                               --------------------------------------------
                               Name:  Edward J. Pettinella
                               Title: President and Chief Executive Officer

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED

By:     /s/Douglas Sesler
        ----------------------------------------
        Douglas Sesler, Managing Director

BEAR, STEARNS & CO. INC.

By:     /s/Paul S. Rosica
        ----------------------------------------
        Paul S. Rosica, Senior Managing Director

Authorized Signatory